UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

SEARS ROEBUCK ACCEPTANCE CORP. (Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-4040 (Commission File Number)	51-0080535 (IRS Employer Identification No.)

3711 Kennett Pike Greenville, Delaware (Address of principal executive offices)		19807 (Zip code)
Registrant's telephone number, including area code: (302) 434-3100
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -	Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 22, 2005, the Registrant's By-Laws were amended to change the Registrant's fiscal year end to the Saturday closest to January 31 in each year commencing with the fiscal year ending January 28, 2006. Previously, the Registrant's fiscal year ended on the Saturday closest to December 31 in each year. The change in fiscal year end will align the Registrant's fiscal year with that of its parent company and with the National Retail Federation calendar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS ROEBUCK ACCEPTANCE CORP.

By:	/s/ Keith E. Trost Keith E. Trost President

Date: March 23, 2005

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